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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):   November 8, 2002



                             Catalina Lighting, Inc.
             (Exact name of registrant as specified in its charter)





             Florida                       0-49881               59-1548266
  (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.)



               18191 N.W. 68th Avenue
                   Miami, Florida                               33015
      (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code:  (305) 558-4777

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Item 5. Other Events.

     On November 8, 2002, Catalina Lighting, Inc., a Florida corporation, issued a press release announcing the promotion of Stephen G. Marble to the position of chief financial officer. A copy of such press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

           Exhibit No.        Description

              99.1            Press Release of the registrant, dated
                              November 8, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CATALINA LIGHTING, INC.


Date:  November 8, 2002                     By:      /s/  Eric Bescoby
                                               --------------------------------
                                                     Eric Bescoby
                                                     Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.          Description

   99.1              Press Release of the registrant, dated November 8, 2002.